EQUITY (Tables)	12 Months Ended
Dec. 31, 2020
EQUITY
Schedule of maximum number of common shares that would be outstanding if all dilutive instruments outstanding were exercised

Common shares outstanding at December 31, 2020	242,884,314
Employee stock options	3,421,404
Common shares held in trusts in connection with the RSU plan (Note 16C), PSU plan (Note 16D) and LTIP	416,881
Total	246,722,599

Schedule of weighted average number of common shares used in the calculation of basic and diluted net income per share

	Year Ended December 31,
	2020	2019
Net income for the year	$511,607	$473,166
Weighted average number of common shares outstanding - basic (in thousands)	241,508	236,934
Add: Dilutive impact of common shares related to the RSU plan, PSU plan and LTIP	695	805
Add: Dilutive impact of employee stock options	869	491
Weighted average number of common shares outstanding - diluted (in thousands)	243,072	238,230
Net income per share - basic	$2.12	$2.00
Net income per share - diluted	$2.10	$1.99